Exhibit Number
Exhibit 99.1
Description
Report of Independent Accountants on Applying Agreed-Upon Procedures, dated August 10, 2023, of Deloitte & Touche LLP.

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Atlanticus Holdings Corporation 5 Concourse Parkway, Suite 300 Atlanta, Georgia 30328

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related certain information with respect to a portfolio of general-purpose revolving credit card accounts in connection with the proposed offering of Perimeter Master Note Business Trust Series 2023-1 Asset Backed Notes. Atlanticus Holdings Corporation (the “Corporation”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Corporation has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, J.P. Morgan Securities LLC (together with the Corporation, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 20, 2023, representatives of the Corporation provided us with a general-purpose revolving credit card account listing with respect to 1,701,214 general-purpose revolving credit card accounts (the “Credit Card Account Listing”).  At the Corporation’s instruction, we randomly selected 150 general-purpose revolving credit card accounts (the “Sample Accounts”) from the Credit Card Account Listing.

Further, on July 26, 2023, representatives of the Corporation provided us with a computer-generated data file and related record layout containing data, as represented to us by the Corporation, as of June 30, 2023, with respect to each of the 1,701,214 general-purpose revolving credit card accounts set forth on the Credit Card Account Listing (the “Statistical Data File”).

At the Corporation’s instruction, we performed certain comparisons for each of the Sample Accounts relating to the characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics
1. Account identifier (for informational purposes only) 2. State 3. Open date 4. Annual percentage rate (APR)	5. Credit limit amount (at origination) 6. FICO score (at origination) 7. Account age

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from an electronic loan file, prepared, created and delivered by the Corporation on July 24, 2023, from the servicer system as of the close of business June 30, 2023 (the “Servicer System File”).

With respect to Characteristic 7., we recomputed the account age as the difference (in months) between the (i) open date (as set forth on the Servicer System File) and (ii) June 30, 2023.  We compared the results of such recomputations to the corresponding information set forth on the Statistical Data File.

The Servicer System File used in support of the Characteristics was provided to us by representatives of the Corporation and is referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Accounts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Source Documents.

*****

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the general-purpose revolving credit card accounts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the general-purpose revolving credit card accounts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.   We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Corporation to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Corporation and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

August 10, 2023